RUNNING OAK EFFICIENT GROWTH ETF

Trading Symbol: RUNN

A series of Strategic Trust

Shares of the Fund are listed and traded on Nasdaq

Supplement dated March 27, 2025 to the

Prospectus, Summary Prospectus, and Statement of Additional Information (“SAI”),

each dated December 29, 2024

Change in Primary Benchmark Index

Effective immediately, Running Oak Efficient Growth ETF (the “Fund”) has changed its primary benchmark index from the S&P 500TR to the S&P500 Equal Weight TR. A new primary benchmark index was selected for the Fund because the Fund’s investment adviser, Running Oak Capital LLC (the “Adviser”), believes that the S&P500 Equal Weight TR is more closely aligned with the Fund’s investment strategy.

Change in Service Providers

Effective March 28, 2025, Ultimus Fund Solutions, LLC will replace U.S. Bank Global Fund Services as the Fund’s sub-administrator and Fund accountant and State Street Bank and Trust Company will replace U.S. Bank Global Fund Services as the Fund’s transfer agent and will replace U.S. Bank National Association as the Fund’s custodian. Additionally, effective March 28, 2025, the Fund’s fixed creation transaction fee is reduced from $300 to $200, and the Fund’s fixed redemption transaction fee is reduced from $300 to $200.

Accordingly, effective March 28, 2025:

1.	All references to U.S. Bank Global Fund Services and U.S. Bank National Association in the Fund’s Prospectus and SAI are deleted.

2.	The table on the back cover of the Prospectus is replaced in its entirety with the following:

Running Oak Efficient Growth ETF

Adviser	Running Oak Capital, LLC 4519 West 56th Street Edina, Minnesota 55424	Administrator, Sub-Administrator and Fund Accountant

Administrator:

Strategic Services, LLC

7887 East Belleview Ave, Suite 1100 Denver, Colorado 80111

Sub-Administrator and Fund Accountant:

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

Custodian and Transfer Agent	State Street Bank and Trust Company One Congress Street, Boston, Massachusetts 02114	Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, Ohio 44115	Legal Counsel	Eversheds Sutherland (US) LLP 700 6th Street, N.W. Washington, DC 20001

3.	On the back cover of the Prospectus, the second paragraph under “Annual/Semi-Annual Reports:” is replaced in its entirety with the following:

You can obtain free copies of these documents, request other information or make general inquiries about the Fund by contacting the Fund at Running Oak Efficient Growth ETF, c/o Ultimus Fund Solutions LLC, P.O. Box 46707, Cincinnati, OH 45246. For overnight mail services: Running Oak Efficient Growth ETF, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Dr., Suite 450, Cincinnati, OH 45246 or by calling (855) 833-4222.

4.	The last sentence in the first paragraph on the cover page of the SAI is replaced in its entirety with the following:

A copy of the Prospectus may be obtained without charge, by calling the Fund at (855) 833-4222, visiting www.runningoaketfs.com, or writing to the Fund at Running Oak Efficient Growth ETF, c/o Ultimus Fund Solutions LLC, P.O. Box 46707, Cincinnati, OH 45246. For overnight mail services: Running Oak Efficient Growth ETF, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Dr., Suite 450, Cincinnati, OH 45246.

5.	The section entitled “SUB-ADMINISTRATOR AND TRANSFER AGENT” on page 21 of the SAI is deleted in its entirety and replaced with the following:

SUB-ADMINISTRATOR

Ultimus Fund Solutions, LLC (“Ultimus” or the “Sub-Administrator”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund’s sub-administrator and fund accountant.

Pursuant to the ETF Sub-Administration Agreement between Strategic Services and Ultimus and the ETF Master Services Agreement between the Trust and Ultimus, Ultimus provides the Trust with administrative and management services (other than investment advisory services) and accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. In this capacity, Ultimus does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of shares of the Fund. As compensation for the administration and accounting services, Ultimus receives a fee based on the Fund’s average daily net assets, subject to a minimum annual fee. Ultimus also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses. Strategic is responsible for paying fees to Ultimus pursuant to the Sub-Administration agreement.

Prior to March 28, 2025, the Fund used a different sub-administrator. The table below shows the amounts paid by Strategic to the Fund’s prior sub-administrator for the year/period ended August 31 on behalf of the Fund:

Name of Fund	2024	2023
Running Oak Efficient Growth ETF	$30,957	$14,945(1)

(1) The Fund commenced operations on June 7, 2023.

6.	The section entitled “THE CUSTODIAN” on page 21 of the SAI is deleted in its entirety and replaced with the following:

THE CUSTODIAN AND TRANSFER AGENT

Pursuant to a Custody Agreement, State Street Bank and Trust Company (“State Street” or “Custodian”), located at One Congress Street, Boston, Massachusetts 02114, serves as the custodian of the Fund’s assets. The custodian holds and administers the assets in the Fund’s portfolio. Pursuant to the Custody Agreement, the custodian receives an annual fee based on the Fund’s average daily net assets, subject to a minimum annual fee and certain settlement charges. The custodian also is entitled to certain out-of-pocket expenses.

Pursuant to a Transfer Agency and Service Agreement, State Street (in such capacity, the “Transfer Agent”) serves as Transfer Agent for the Fund. Pursuant to the Transfer Agency and Service Agreement, the Transfer Agent receives an annual fee from the Adviser.

7.	The disclosure entitled “Creation Transaction Fee” on page 30 of the SAI is deleted in its entirety and replaced with the following:

Creation Transaction Fee. A fixed purchase (i.e., creation) transaction fee, payable to the Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation transaction fee for the Fund is $200, regardless of the number of Creation Units created in the transaction. The Fund may adjust the standard fixed creation transaction fee from time to time. The fixed creation fee may be waived on certain orders if the Fund’s custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Fund, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order. The fees discussed above may not be enough to cover the costs associated with the transaction. In this instance the costs would be borne by the Fund and would decrease the Fund’s net asset value.

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.

8.	The disclosure entitled “Redemption Transaction Fee” on page 31 of the SAI is deleted in its entirety and replaced with the following:

Redemption Transaction Fee. A fixed redemption transaction fee, payable to the Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for the Fund is $200. This is regardless of the number of Creation Units redeemed in the transaction. The Fund may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the Fund’s custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Fund, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order.

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Fund to their account or on their order.

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information each dated December 29, 2024.

Please retain this Supplement for future reference.